Exhibit 99.1

Recast Shipment Volume and
Unaudited Financial Information

2025 vs. 2024

PHILIP MORRIS INTERNATIONAL INC. and Subsidiaries
Key Terms, Definitions and Explanatory Notes

General
• “PMI” refers to Philip Morris International Inc. and its subsidiaries. Trademarks and service marks that are the registered property of, or licensed by, the subsidiaries of PMI, are italicized.

• With our smoke-free business now operating at scale across our regions, including substantial growth from our U.S. business, PMI has implemented an evolved organizational model with two primary business units: International and U.S. This change was implemented effective January 1, 2026, and as a result PMI realigned its reportable segments accordingly. The four geographic segments have been replaced with three new reportable segments: International Smoke-Free, International Combustibles, and U.S. (including our wellness business unit, Aspeya). As of the first quarter of 2026, our reporting will reflect these changes.

• The Company did not operate under these reportable segments or using this measure of segment operating performance in prior periods and will begin to report comparative results under this basis with the filing of its Quarterly Report on Form 10‑Q for the quarter ending March 31, 2026. Until the Company’s interim financial statements are issued, amounts on this new basis are not in accordance with U.S. GAAP and, as a result, are considered non‑GAAP measures.

• In the first quarter of 2026, PMI is introducing Operating Companies Income (OCI) as an additional profitability measure for our U.S. and International business units. OCI is calculated as Operating Income (OI) less corporate expenses and other. Other includes foreign currency gains/losses and compensation expense related to restricted share units and performance share units awards, which were reclassified from Cost of Sales and Marketing, Administration and Research costs. We believe it is appropriate to disclose this additional profitability measure, OCI, to help investors analyze the business performance and trends of these business units.

• The recast 2025 and 2024 financial and shipment volume information in this document reflect the three new reportable segments announced on November 4, 2025.

• Comparisons are made to the same prior-year period unless otherwise stated.

• "Combustible tobacco products" is the term PMI uses to refer to cigarettes and other tobacco products that are combusted.

• "Total shipment volume" is defined as the combined total of cigarette, heated tobacco, oral smoke-free products (excluding snuff, snuff leaf and U.S. chew) and e-vapor shipment volume in equivalent units, unless otherwise stated.

Financial
• "Adjusted Gross Profit Margin" is calculated as adjusted gross profit divided by adjusted net revenues.

• "Adjusted Operating Companies Income Margin" is calculated as adjusted operating companies income divided by adjusted net revenues.

• Management reviews net revenues, gross profit, operating companies income, operating income, gross profit margin, operating companies income margin, operating income margin, operating cash flow and earnings per share, or "EPS," on an adjusted basis, which may exclude the impact of currency and other items such as acquisitions, divestitures, restructuring costs, tax items and other special items. Additionally, starting in 2022 and on a comparative basis, for these measures other than net revenues and operating cash flow, PMI includes adjustments to add back amortization expense on acquisition related intangible assets that are recorded as part of purchase accounting and contribute to PMI’s revenue generation, as well as impairment of intangible assets, if any.

While amortization expense on acquisition related intangible assets is excluded in these adjusted measures, the net revenues generated from these acquired intangible assets are included in the company's adjusted measures, unless otherwise stated. Currency-neutral and organic growth rates reflect the way management views underlying performance for these measures. PMI believes that such measures provide useful insight into underlying business trends and results.

• Management reviews these measures because they exclude changes in currency exchange rates and other factors that may distort underlying business trends, thereby improving the comparability of PMI’s business performance between reporting periods. Furthermore, PMI uses several of these measures in its management compensation program to promote internal fairness and a disciplined assessment of performance against company targets. PMI discloses these measures to enable investors to view the business through the eyes of management.

• Non-GAAP measures used by PMI should neither be considered in isolation nor as a substitute for the financial measures prepared in accordance with U.S. GAAP. For a reconciliation of non-GAAP measures to the most directly comparable U.S. GAAP measures, see the relevant schedules provided with this report.

Smoke-Free
• Smoke-free business ("SFB”) is the term PMI uses to refer to all of its smoke-free products. SFB also includes Wellness products, as well as consumer accessories, such as lighters and matches.

• Smoke-free products ("SFPs”) is the term PMI uses to refer to all of its products that provide nicotine without combusting tobacco, such as heat-not-burn, e-Vapor, and oral smokeless, and that therefore generate far lower levels of harmful chemicals. As such, these products have the potential to present less risk of harm versus continued smoking.

• "Heated tobacco units" or "HTU" is the term PMI uses to refer to heated tobacco consumables, which include our BLENDS, DELIA, HEETS, HEETS Creations
(defined collectively as "HEETS"), SENTIA, TEREA, TEREA CRAFTED, and TEREA Dimensions, as well as the KT&G-licensed brands, Fiit and Miix (outside of
South Korea). HTU's also include zero tobacco heat-not-burn consumables (LEVIA).

• Oral smoke-free products conversion: (i) nicotine pouches (units): 15 pouches per can in the U.S. and approximately 20 pouches per can outside the U.S.; (ii) snus products: weighted average 21 pouches equivalent per can; (iii) moist snuff products: weighted average 17 pouches equivalent per can; (iv) tobacco bits products:
weighted average 30 pouches equivalent per can; (v) chew bags products: weighted average 20 pouches per can.

• E-vapor products conversion: one milliliter of e-vapor liquid equivalent to 10 units.

• Wellness products primarily refer to products associated with oral and intra-oral delivery systems.

														Schedule 1
PHILIP MORRIS INTERNATIONAL INC. and Subsidiaries
Shipment Volume by Product Category
(in million equivalent units)

	Quarters Ended March 31			Quarters Ended June 30			Quarters Ended September 30			Quarters Ended December 31			Years Ended December 31
	2025	2024	% Change	2025	2024	% Change	2025	2024	% Change	2025	2024	% Change	2025	2024	% Change
Cigarettes
International Combustibles	144,753	143,191	1.1%	155,248	157,618	(1.5)%	157,940	163,238	(3.2)%	149,426	152,780	(2.2)%	607,367	616,827	(1.5)%
Total PMI	144,753	143,191	1.1%	155,248	157,618	(1.5)%	157,940	163,238	(3.2)%	149,426	152,780	(2.2)%	607,367	616,827	(1.5)%

Smoke-Free
International Smoke-Free	39,424	35,049	12.5%	41,415	37,493	10.5%	43,296	37,430	15.7%	40,844	37,830	8.0%	164,979	147,802	11.6%
U.S.	3,613	2,570	40.6%	3,430	2,618	31.0%	3,626	2,827	28.2%	3,484	3,025	15.2%	14,152	11,040	28.2%
Total PMI	43,037	37,618	14.4%	44,845	40,111	11.8%	46,921	40,257	16.6%	44,327	40,855	8.5%	179,131	158,842	12.8%

Heated Tobacco Units
International Smoke-Free	37,089	33,134	11.9%	38,809	35,544	9.2%	40,833	35,347	15.5%	38,396	35,718	7.5%	155,127	139,743	11.0%
U.S.	—	—	—%	1	—	—%	3	—	—%	2	—	—%	6	—	—%
Total PMI	37,089	33,134	11.9%	38,810	35,544	9.2%	40,836	35,347	15.5%	38,398	35,718	7.5%	155,133	139,743	11.0%

Oral Smoke-Free Products
International Smoke-Free	1,703	1,610	5.8%	1,748	1,565	11.7%	1,578	1,620	(2.6)%	1,493	1,613	(7.5)%	6,522	6,408	1.8%
U.S.	3,613	2,570	40.6%	3,429	2,618	31.0%	3,623	2,827	28.1%	3,482	3,025	15.1%	14,146	11,040	28.1%
Total PMI	5,316	4,180	27.2%	5,177	4,183	23.8%	5,201	4,447	16.9%	4,974	4,638	7.3%	20,668	17,448	18.5%

E-Vapor
International Smoke-Free	632	305	+100%	858	384	+100%	885	463	91.0%	955	499	91.4%	3,330	1,651	+100%
Total PMI	632	305	+100%	858	384	+100%	885	463	91.0%	955	499	91.4%	3,330	1,651	+100%

Total
International Smoke-Free	39,424	35,049	12.5%	41,415	37,493	10.5%	43,296	37,430	15.7%	40,844	37,830	8.0%	164,979	147,802	11.6%
International Combustibles	144,753	143,191	1.1%	155,248	157,618	(1.5)%	157,940	163,238	(3.2)%	149,426	152,780	(2.2)%	607,367	616,827	(1.5)%
U.S.	3,613	2,570	40.6%	3,430	2,618	31.0%	3,626	2,827	28.2%	3,484	3,025	15.2%	14,152	11,040	28.2%
Total PMI	187,790	180,809	3.9%	200,093	197,729	1.2%	204,861	203,495	0.7%	193,753	193,635	0.1%	786,498	775,669	1.4%
Note: Total Oral Smoke-Free Products excludes snuff, snuff leaf and U.S. chew. Sum of product categories or segments might not foot to total PMI due to roundings. U.S. excludes cigars.

														Schedule 2
PHILIP MORRIS INTERNATIONAL INC. and Subsidiaries
Oral Smoke-Free Products Shipment Volume

	Shipments in million cans
	Quarters Ended March 31			Quarters Ended June 30			Quarters Ended September 30			Quarters Ended December 31			Years Ended December 31
	2025	2024	% Change	2025	2024	% Change	2025	2024	% Change	2025	2024	% Change	2025	2024	% Change
Nicotine Pouches
International Smoke-Free	21.3	14.2	50.5%	24.4	14.8	65.3%	19.7	15.5	26.8%	20.5	19.0	7.7%	85.9	63.5	35.3%
U.S.	202.1	131.6	53.6%	190.2	135.1	40.8%	204.9	149.1	37.4%	196.5	164.7	19.3%	793.7	580.5	36.7%
Total PMI	223.4	145.7	53.3%	214.7	149.9	43.3%	224.6	164.6	36.4%	217.0	183.8	18.1%	879.6	644.0	36.6%

Snus, Moist Snuff & Other Oral
International Smoke-Free	60.2	61.8	(2.6)%	59.7	59.0	1.2%	56.3	61.2	(8.0)%	51.9	58.1	(10.7)%	228.1	240.1	(5.0)%
U.S.	34.2	35.1	(2.5)%	34.0	34.9	(2.6)%	32.3	34.8	(7.1)%	31.6	32.7	(3.1)%	132.3	137.5	(3.8)%
Total PMI	94.4	96.9	(2.5)%	93.7	93.9	(0.2)%	88.6	96.0	(7.7)%	83.6	90.8	(8.0)%	360.3	377.6	(4.6)%

Total
International Smoke-Free	81.5	75.9	7.3%	84.1	73.8	14.0%	76.0	76.7	(1.0)%	72.4	77.1	(6.1)%	314.0	303.6	3.4%
U.S.	236.4	166.7	41.8%	224.3	170.0	31.9%	237.2	183.9	29.0%	228.1	197.4	15.5%	926.0	718.0	29.0%
Total PMI	317.9	242.6	31.0%	308.4	243.8	26.5%	313.2	260.7	20.2%	300.5	274.6	9.5%	1,240.0	1,021.6	21.4%

	Shipments in million equivalent units
	Quarters Ended March 31			Quarters Ended June 30			Quarters Ended September 30			Quarters Ended December 31			Years Ended December 31
	2025	2024	% Change	2025	2024	% Change	2025	2024	% Change	2025	2024	% Change	2025	2024	% Change
Nicotine Pouches
International Smoke-Free	427	292	46.2%	485	303	60.1%	388	316	22.5%	394	380	3.7%	1,693	1,291	31.2%
U.S.	3,032	1,973	53.6%	2,854	2,026	40.9%	3,073	2,237	37.4%	2,947	2,471	19.2%	11,906	8,707	36.7%
Total PMI	3,458	2,265	52.7%	3,339	2,329	43.4%	3,461	2,553	35.6%	3,341	2,851	17.2%	13,599	9,998	36.0%

Snus, Moist Snuff & Other Oral
International Smoke-Free	1,276	1,318	(3.2)%	1,263	1,262	0.0%	1,191	1,304	(8.7)%	1,099	1,233	(10.9)%	4,829	5,117	(5.6)%
U.S.	581	596	(2.5)%	576	592	(2.8)%	549	591	(7.0)%	535	553	(3.4)%	2,241	2,333	(3.9)%
Total PMI	1,857	1,914	(3.0)%	1,838	1,854	(0.9)%	1,740	1,894	(8.2)%	1,634	1,787	(8.6)%	7,069	7,450	(5.1)%

Total
International Smoke-Free	1,703	1,610	5.8%	1,748	1,565	11.7%	1,578	1,620	(2.6)%	1,493	1,613	(7.5)%	6,522	6,408	1.8%
U.S.	3,613	2,570	40.6%	3,429	2,618	31.0%	3,623	2,827	28.1%	3,482	3,025	15.1%	14,146	11,040	28.1%
Total PMI	5,316	4,180	27.2%	5,177	4,183	23.8%	5,201	4,447	16.9%	4,974	4,638	7.3%	20,668	17,448	18.5%
Note: Total Oral Smoke-Free Products excludes snuff, snuff leaf and U.S. chew. Sum of product categories or segments might not foot to total PMI due to roundings.

								Schedule 3 (1/5)
PHILIP MORRIS INTERNATIONAL INC. and Subsidiaries
Reconciliation of Non-GAAP Measures
Net Revenues by Product Category and Adjustments of Net Revenues for the Impact of Currency and Acquisitions/Divestitures
($ in millions) / (Unaudited)

Net Revenues	Currency	Net Revenues excluding Currency	Acquisitions / Divestitures	Net Revenues excl. Currency & Acquisitions / Divestitures	Quarters Ended March 31,	Net Revenues	Total	Excluding Currency	Excluding Currency & Acquisitions / Divestitures

2025					PMI	2024	% Change
$3,076	$(130)	$3,207	$—	$3,207	International Smoke-Free	$2,850	7.9%	12.5%	12.5%
5,326	(208)	5,534	—	5,534	International Combustibles	5,299	0.5%	4.4%	4.4%
899	(2)	901	(49)	950	U.S.	644	39.7%	40.1%	47.6%
$9,301	$(340)	$9,641	$(49)	$9,690	Total PMI	$8,793	5.8%	9.6%	10.2%

2025					Smoke-Free	2024	% Change
$3,076	$(130)	$3,207	$—	$3,207	International Smoke-Free	$2,850	7.9%	12.5%	12.5%
818	(2)	820	(49)	869	U.S.	535	52.8%	53.2%	62.3%
51	(2)	54	(49)	102	of which, Wellness	90	(42.8)%	(40.4)%	13.8%
$3,895	$(132)	$4,027	$(49)	$4,076	Total Smoke-Free	$3,386	15.0%	18.9%	20.4%

2025					Combustible Tobacco	2024	% Change
$5,326	$(208)	$5,534	$—	$5,534	International Combustibles	$5,299	0.5%	4.4%	4.4%
81	—	81	—	81	U.S.	108	(25.1)%	(25.1)%	(25.1)%
$5,407	$(208)	$5,615	$—	$5,615	Total Combustible Tobacco	$5,407	—%	3.8%	3.8%

Note: Sum of product categories or segments might not foot to total PMI due to roundings. "-" indicates amounts between -$0.5 million and +$0.5 million.

								Schedule 3 (2/5)
PHILIP MORRIS INTERNATIONAL INC. and Subsidiaries
Reconciliation of Non-GAAP Measures
Net Revenues by Product Category and Adjustments of Net Revenues for the Impact of Currency and Acquisitions/Divestitures
($ in millions) / (Unaudited)

Net Revenues	Currency	Net Revenues excluding Currency	Acquisitions / Divestitures	Net Revenues excl. Currency & Acquisitions / Divestitures	Quarters Ended June 30,	Net Revenues	Total	Excluding Currency	Excluding Currency & Acquisitions / Divestitures

2025					PMI	2024	% Change
$3,395	$65	$3,329	$—	$3,329	International Smoke-Free	$3,015	12.6%	10.4%	10.4%
5,883	5	5,878	—	5,878	International Combustibles	5,748	2.3%	2.3%	2.3%
862	1	861	(39)	900	U.S.	705	22.3%	22.2%	27.7%
$10,140	$71	$10,069	$(39)	$10,108	Total PMI	$9,468	7.1%	6.3%	6.8%

2025					Smoke-Free	2024	% Change
$3,395	$65	$3,329	$—	$3,329	International Smoke-Free	$3,015	12.6%	10.4%	10.4%
766	1	765	(39)	804	U.S.	595	28.8%	28.5%	35.1%
57	1	56	(39)	95	of which, Wellness	80	(28.7)%	(30.3)%	18.6%
$4,161	$67	$4,094	$(39)	$4,133	Total Smoke-Free	$3,610	15.2%	13.4%	14.5%

2025					Combustible Tobacco	2024	% Change
$5,883	$5	$5,878	$—	$5,878	International Combustibles	$5,748	2.3%	2.3%	2.3%
96	—	96	—	96	U.S.	110	(12.3)%	(12.3)%	(12.3)%
$5,979	$5	$5,974	$—	$5,974	Total Combustible Tobacco	$5,858	2.1%	2.0%	2.0%

Note: Sum of product categories or segments might not foot to total PMI due to roundings. "-" indicates amounts between -$0.5 million and +$0.5 million.

								Schedule 3 (3/5)
PHILIP MORRIS INTERNATIONAL INC. and Subsidiaries
Reconciliation of Non-GAAP Measures
Net Revenues by Product Category and Adjustments of Net Revenues for the Impact of Currency and Acquisitions/Divestitures
($ in millions) / (Unaudited)

Net Revenues	Currency	Net Revenues excluding Currency	Acquisitions / Divestitures	Net Revenues excl. Currency & Acquisitions / Divestitures	Quarters Ended September 30,	Net Revenues	Total	Excluding Currency	Excluding Currency & Acquisitions / Divestitures

2025					PMI	2024	% Change
$3,839	$179	$3,661	$—	$3,661	International Smoke-Free	$3,101	23.8%	18.0%	18.0%
6,316	202	6,114	—	6,114	International Combustibles	6,041	4.6%	1.2%	1.2%
689	4	685	(38)	724	U.S.	769	(10.4)%	(10.8)%	(5.8)%
$10,845	$385	$10,460	$(38)	$10,498	Total PMI	$9,911	9.4%	5.5%	5.9%

2025					Smoke-Free	2024	% Change
$3,839	$179	$3,661	$—	$3,661	International Smoke-Free	$3,101	23.8%	18.0%	18.0%
605	4	602	(38)	640	U.S.	675	(10.4)%	(10.9)%	(5.2)%
57	4	54	(38)	92	of which, Wellness	76	(24.3)%	(28.9)%	21.7%
$4,445	$182	$4,263	$(38)	$4,301	Total Smoke-Free	$3,777	17.7%	12.9%	13.9%

2025					Combustible Tobacco	2024	% Change
$6,316	$202	$6,114	$—	$6,114	International Combustibles	$6,041	4.6%	1.2%	1.2%
84	—	84	—	84	U.S.	93	(10.1)%	(10.1)%	(10.1)%
$6,400	$202	$6,198	$—	$6,198	Total Combustible Tobacco	$6,134	4.3%	1.0%	1.0%

Note: Sum of product categories or segments might not foot to total PMI due to roundings. "-" indicates amounts between -$0.5 million and +$0.5 million.

								Schedule 3 (4/5)
PHILIP MORRIS INTERNATIONAL INC. and Subsidiaries
Reconciliation of Non-GAAP Measures
Net Revenues by Product Category and Adjustments of Net Revenues for the Impact of Currency and Acquisitions/Divestitures
($ in millions) / (Unaudited)

Net Revenues	Currency	Net Revenues excluding Currency	Acquisitions / Divestitures	Net Revenues excl. Currency & Acquisitions / Divestitures	Quarters Ended December 31,	Net Revenues	Total	Excluding Currency	Excluding Currency & Acquisitions / Divestitures

2025					PMI	2024	% Change
$3,686	$172	$3,514	$—	$3,514	International Smoke-Free	$3,159	16.7%	11.2%	11.2%
5,911	169	5,742	—	5,742	International Combustibles	5,720	3.3%	0.4%	0.4%
765	4	761	(44)	805	U.S.	827	(7.5)%	(8.0)%	(2.7)%
$10,362	$345	$10,017	$(44)	$10,061	Total PMI	$9,706	6.8%	3.2%	3.7%

2025					Smoke-Free	2024	% Change
$3,686	$172	$3,514	$—	$3,514	International Smoke-Free	$3,159	16.7%	11.2%	11.2%
668	4	664	(44)	708	U.S.	728	(8.2)%	(8.8)%	(2.8)%
72	4	68	(44)	112	of which, Wellness	87	(17.2)%	(21.9)%	28.4%
$4,354	$176	$4,178	$(44)	$4,222	Total Smoke-Free	$3,887	12.0%	7.5%	8.6%

2025					Combustible Tobacco	2024	% Change
$5,911	$169	$5,742	$—	$5,742	International Combustibles	$5,720	3.3%	0.4%	0.4%
97	—	97	—	97	U.S.	99	(2.1)%	(2.1)%	(2.1)%
$6,008	$169	$5,839	$—	$5,839	Total Combustible Tobacco	$5,819	3.3%	0.3%	0.3%

Note: Sum of product categories or segments might not foot to total PMI due to roundings. "-" indicates amounts between -$0.5 million and +$0.5 million.

								Schedule 3 (5/5)
PHILIP MORRIS INTERNATIONAL INC. and Subsidiaries
Reconciliation of Non-GAAP Measures
Net Revenues by Product Category and Adjustments of Net Revenues for the Impact of Currency and Acquisitions/Divestitures
($ in millions) / (Unaudited)

Net Revenues	Currency	Net Revenues excluding Currency	Acquisitions / Divestitures	Net Revenues excl. Currency & Acquisitions / Divestitures	Years Ended December 31,	Net Revenues	Total	Excluding Currency	Excluding Currency & Acquisitions / Divestitures

2025					PMI	2024	% Change
$13,996	$285	$13,711	$—	$13,711	International Smoke-Free	$12,126	15.4%	13.1%	13.1%
23,436	169	23,267	—	23,267	International Combustibles	22,807	2.8%	2.0%	2.0%
3,216	7	3,209	(170)	3,379	U.S.	2,944	9.2%	9.0%	14.8%
$40,648	$461	$40,187	$(170)	$40,357	Total PMI	$37,878	7.3%	6.1%	6.5%

2025					Smoke-Free	2024	% Change
$13,996	$285	$13,711	$—	$13,711	International Smoke-Free	$12,126	15.4%	13.1%	13.1%
2,858	7	2,851	(170)	3,021	U.S.	2,534	12.8%	12.5%	19.2%
238	7	231	(170)	401	of which, Wellness	333	(28.5)%	(30.5)%	20.6%
$16,854	$292	$16,562	$(170)	$16,732	Total Smoke-Free	$14,660	15.0%	13.0%	14.1%

2025					Combustible Tobacco	2024	% Change
$23,436	$169	$23,267	$—	$23,267	International Combustibles	$22,807	2.8%	2.0%	2.0%
358	—	358	—	358	U.S.	410	(12.7)%	(12.7)%	(12.7)%
$23,794	$169	$23,625	$—	$23,625	Total Combustible Tobacco	$23,218	2.5%	1.8%	1.8%

Note: Sum of product categories or segments might not foot to total PMI due to roundings. "-" indicates amounts between -$0.5 million and +$0.5 million.

								Schedule 4
PHILIP MORRIS INTERNATIONAL INC. and Subsidiaries
Reconciliation of Non-GAAP Measures
Adjustments of Gross Profit for the Impact of Currency and Acquisitions/Divestitures
($ in millions) / (Unaudited)

Gross Profit	Currency	Gross Profit excluding Currency	Acquisitions / Divestitures	Gross Profit excl. Currency & Acquisitions / Divestitures		Gross Profit	Total	Excluding Currency	Excluding Currency & Acquisitions / Divestitures

2025					Quarters Ended March 31,	2024	% Change
$2,087	$(99)	$2,186	$—	$2,186	International Smoke-Free	$1,768	18.0%	23.6%	23.6%
3,499	(136)	3,635	20	3,615	International Combustibles	3,407	2.7%	6.7%	6.1%
685	—	685	(20)	705	U.S.	429	59.6%	59.6%	64.3%
$6,270	$(235)	$6,505	$—	$6,505	Total PMI	$5,604	11.9%	16.1%	16.1%

2025					Quarters Ended June 30,	2024	% Change
$2,319	$47	$2,272	$—	$2,272	International Smoke-Free	$1,916	21.0%	18.5%	18.5%
3,936	1	3,935	12	3,923	International Combustibles	3,731	5.5%	5.5%	5.1%
611	—	611	(7)	618	U.S.	479	27.5%	27.5%	28.9%
$6,866	$47	$6,819	$4	$6,815	Total PMI	$6,127	12.1%	11.3%	11.2%

2025					Quarters Ended September 30,	2024	% Change
$2,683	$123	$2,560	$—	$2,560	International Smoke-Free	$2,088	28.5%	22.6%	22.6%
4,244	117	4,127	—	4,127	International Combustibles	3,919	8.3%	5.3%	5.3%
434	—	434	(3)	437	U.S.	541	(19.9)%	(19.8)%	(19.3)%
$7,361	$240	$7,121	$(2)	$7,123	Total PMI	$6,549	12.4%	8.7%	8.8%

2025					Quarters Ended December 31,	2024	% Change
$2,488	$118	$2,370	$—	$2,370	International Smoke-Free	$2,058	20.9%	15.2%	15.2%
3,844	98	3,746	—	3,746	International Combustibles	3,629	5.9%	3.2%	3.2%
476	—	476	(17)	493	U.S.	601	(20.7)%	(20.8)%	(18.0)%
$6,807	$215	$6,592	$(17)	$6,609	Total PMI	$6,288	8.3%	4.8%	5.1%

2025					Years Ended December 31,	2024	% Change
$9,576	$187	$9,389	$—	$9,389	International Smoke-Free	$7,831	22.3%	19.9%	19.9%
15,523	80	15,443	31	15,412	International Combustibles	14,687	5.7%	5.1%	4.9%
2,206	—	2,206	(46)	2,252	U.S.	2,050	7.6%	7.6%	9.8%
$27,304	$267	$27,037	$(15)	$27,052	Total PMI	$24,568	11.1%	10.0%	10.1%
Note: Sum of segments might not foot to total PMI due to roundings. "-" indicates amounts between -$0.5 million and +$0.5 million.

												Schedule 5
PHILIP MORRIS INTERNATIONAL INC. and Subsidiaries
Reconciliation of Non-GAAP Measures
Reconciliation of Gross Profit to Adjusted Gross Profit, excluding Currency and Acquisitions/Divestitures
($ in millions) / (Unaudited)

Gross Profit	Special Items(1)	Adjusted Gross Profit	Currency	Adjusted Gross Profit excluding Currency	Acquisitions / Divestitures	Adjusted Gross Profit excl. Currency & Acquisitions / Divestitures		Gross Profit	Special Items(1)	Adjusted Gross Profit	Total	Excluding Currency	Excluding Currency & Acquisitions / Divestitures

2025							Quarters Ended March 31,	2024			% Change
$2,087	$(1)	$2,087	$(99)	$2,187	$—	$2,187	International Smoke-Free	$1,768	$(1)	$1,769	18.0%	23.6%	23.6%
3,499	—	3,499	(136)	3,635	20	3,615	International Combustibles	3,407	—	3,407	2.7%	6.7%	6.1%
685	(5)	689	—	689	(31)	720	U.S.	429	(16)	445	55.0%	55.1%	62.0%
$6,270	$(5)	$6,275	$(235)	$6,510	$(11)	$6,521	Total PMI	$5,604	$(16)	$5,620	11.7%	15.8%	16.0%

2025							Quarters Ended June 30,	2024			% Change
$2,319	$(1)	$2,319	$47	$2,273	$—	$2,273	International Smoke-Free	$1,916	$(1)	$1,917	21.0%	18.5%	18.5%
3,936	—	3,936	1	3,935	12	3,923	International Combustibles	3,731	—	3,731	5.5%	5.5%	5.1%
611	(5)	616	—	616	(17)	633	U.S.	479	(15)	494	24.6%	24.6%	28.1%
$6,866	$(6)	$6,872	$47	$6,825	$(6)	$6,831	Total PMI	$6,127	$(16)	$6,143	11.9%	11.1%	11.2%

2025							Quarters Ended September 30,	2024			% Change
$2,683	$(1)	$2,683	$123	$2,561	$—	$2,561	International Smoke-Free	$2,088	$(1)	$2,089	28.4%	22.6%	22.6%
4,244	—	4,244	117	4,127	—	4,127	International Combustibles	3,919	—	3,919	8.3%	5.3%	5.3%
434	(5)	439	—	439	(11)	451	U.S.	541	(13)	555	(20.9)%	(20.9)%	(18.8)%
$7,361	$(5)	$7,366	$240	$7,126	$(11)	$7,137	Total PMI	$6,549	$(14)	$6,563	12.2%	8.6%	8.7%

2025							Quarters Ended December 31,	2024			% Change
$2,488	$(1)	$2,489	$118	$2,371	$—	$2,371	International Smoke-Free	$2,058	$(1)	$2,058	20.9%	15.2%	15.2%
3,844	—	3,844	98	3,746	—	3,746	International Combustibles	3,629	—	3,629	5.9%	3.2%	3.2%
476	(5)	481	—	481	(17)	498	U.S.	601	(5)	606	(20.5)%	(20.6)%	(17.8)%
$6,807	$(6)	$6,813	$215	$6,598	$(17)	$6,615	Total PMI	$6,288	$(5)	$6,293	8.3%	4.8%	5.1%

2025							Years Ended December 31,	2024			% Change
$9,576	$(3)	$9,579	$187	$9,391	$—	$9,391	International Smoke-Free	$7,831	$(2)	$7,833	22.3%	19.9%	19.9%
15,523	—	15,523	80	15,443	31	15,412	International Combustibles	14,687	—	14,687	5.7%	5.1%	4.9%
2,206	(20)	2,225	—	2,226	(76)	2,301	U.S.	2,050	(49)	2,099	6.0%	6.0%	9.6%
$27,304	$(22)	$27,326	$267	$27,059	$(45)	$27,104	Total PMI	$24,568	$(51)	$24,619	11.0%	9.9%	10.1%

(1) 2025 and 2024 Special Items reflect amortization of intangibles related to Smoke-free products. All amounts are related to cost of goods sold.
Note: Sum of segments might not foot to total PMI due to roundings. "-" indicates amounts between -$0.5 million and +$0.5 million.

														Schedule 6
PHILIP MORRIS INTERNATIONAL INC. and Subsidiaries
Reconciliation of Non-GAAP Measures
Reconciliation of Adjusted Gross Profit Margin, excluding Currency and Acquisitions/Divestitures
($ in millions) / (Unaudited)

Adjusted Gross Profit (1)	Net Revenues (2)	Adjusted Gross Profit Margin	Adjusted Gross Profit excluding Currency (1)	Net Revenues excluding Currency (2)	Adjusted Gross Profit Margin excluding Currency	Adjusted Gross Profit excluding Currency & Acqui-sitions / Divestitures (1)	Net Revenues excluding Currency & Acqui-sitions / Divestitures (2)	Adjusted Gross Profit Margin excluding Currency & Acqui-sitions / Divestitures		Adjusted Gross Profit (1)	Net Revenues (2)	Adjusted Gross Profit Margin	Adjusted Gross Profit Margin	Adjusted Gross Profit Margin excluding Currency	Adjusted Gross Profit Margin excluding Currency & Acqui-sitions / Divestitures

2025									Quarters Ended March 31,	2024			% Points Change
$2,087	$3,076	67.9%	$2,187	$3,207	68.2%	$2,187	$3,207	68.2%	International Smoke-Free	$1,769	$2,850	62.1%	5.8	6.1	6.1
3,499	5,326	65.7%	3,635	5,534	65.7%	3,615	5,534	65.3%	International Combustibles	3,407	5,299	64.3%	1.4	1.4	1.0
689	899	76.6%	689	901	76.5%	720	950	75.8%	U.S.	445	644	69.1%	7.5	7.4	6.7
$6,275	$9,301	67.5%	$6,510	$9,641	67.5%	$6,521	$9,690	67.3%	Total PMI	$5,620	$8,793	63.9%	3.6	3.6	3.4

2025									Quarters Ended June 30,	2024			% Points Change
$2,319	$3,395	68.3%	$2,273	$3,329	68.3%	$2,273	$3,329	68.3%	International Smoke-Free	$1,917	$3,015	63.6%	4.7	4.7	4.7
3,936	5,883	66.9%	3,935	5,878	66.9%	3,923	5,878	66.7%	International Combustibles	3,731	5,748	64.9%	2.0	2.0	1.8
616	862	71.4%	616	861	71.5%	633	900	70.3%	U.S.	494	705	70.1%	1.3	1.4	0.2
$6,872	$10,140	67.8%	$6,825	$10,069	67.8%	$6,831	$10,108	67.6%	Total PMI	$6,143	$9,468	64.9%	2.9	2.9	2.7

2025									Quarters Ended September 30,	2024			% Points Change
$2,683	$3,839	69.9%	$2,561	$3,661	70.0%	$2,561	$3,661	70.0%	International Smoke-Free	$2,089	$3,101	67.4%	2.5	2.6	2.6
4,244	6,316	67.2%	4,127	6,114	67.5%	4,127	6,114	67.5%	International Combustibles	3,919	6,041	64.9%	2.3	2.6	2.6
439	689	63.7%	439	685	64.1%	451	724	62.3%	U.S.	555	769	72.2%	(8.5)	(8.1)	(9.9)
$7,366	$10,845	67.9%	$7,126	$10,460	68.1%	$7,137	$10,498	68.0%	Total PMI	$6,563	$9,911	66.2%	1.7	1.9	1.8

2025									Quarters Ended December 31,	2024			% Points Change
$2,489	$3,686	67.5%	$2,371	$3,514	67.5%	$2,371	$3,514	67.5%	International Smoke-Free	$2,058	$3,159	65.2%	2.3	2.3	2.3
3,844	5,911	65.0%	3,746	5,742	65.2%	3,746	5,742	65.2%	International Combustibles	3,629	5,720	63.5%	1.5	1.7	1.7
481	765	62.9%	481	761	63.2%	498	805	61.8%	U.S.	606	827	73.2%	(10.3)	(10.0)	(11.4)
$6,813	$10,362	65.7%	$6,598	$10,017	65.9%	$6,615	$10,061	65.7%	Total PMI	$6,293	$9,706	64.8%	0.9	1.1	0.9

2025									Years Ended December 31,	2024			% Points Change
$9,579	$13,996	68.4%	$9,391	$13,711	68.5%	$9,391	$13,711	68.5%	International Smoke-Free	$7,833	$12,126	64.6%	3.8	3.9	3.9
15,523	23,436	66.2%	15,443	23,267	66.4%	15,412	23,267	66.2%	International Combustibles	14,687	22,807	64.4%	1.8	2.0	1.8
2,225	3,216	69.2%	2,226	3,209	69.4%	2,301	3,379	68.1%	U.S.	2,099	2,944	71.3%	(2.1)	(1.9)	(3.2)
$27,326	$40,648	67.2%	$27,059	$40,187	67.3%	$27,104	$40,357	67.2%	Total PMI	$24,619	$37,878	65.0%	2.2	2.3	2.2

(1) For the calculation of Adjusted Gross Profit, Adjusted Gross Profit excluding currency and Adjusted Gross Profit excluding currency and acquisitions/divestitures, refer to Schedule 5
(2) For the calculation of Net Revenues excluding currency and Net Revenues excluding currency and acquisitions/divestitures, refer to Schedule 3

								Schedule 7
PHILIP MORRIS INTERNATIONAL INC. and Subsidiaries
Reconciliation of Non-GAAP Measures
Adjustments of Operating Companies Income for the Impact of Currency and Acquisitions/Divestitures
($ in millions) / (Unaudited)

Operating Companies Income (Loss)	Currency	Operating Companies Income excluding Currency	Acquisitions / Divestitures	Operating Companies Income excluding Currency & Acquisitions / Divestitures		Operating Companies Income (Loss)	Total	Excluding Currency	Excluding Currency & Acquisitions / Divestitures

2025					Quarters Ended March 31,	2024	% Change
$3,605	$(158)	$3,763	$19	$3,744	International	$3,355	7.5%	12.2%	11.6%
237	2	235	25	210	U.S.	22	+100%	+100%	+100%
$3,842	$(156)	$3,998	$44	$3,954	Total PMI	$3,377	13.8%	18.4%	17.1%

2025					Quarters Ended June 30,	2024	% Change
$3,685	$9	$3,676	$11	$3,665	International	$3,523	4.6%	4.3%	4.0%
152	(3)	154	11	144	U.S.	88	72.0%	74.8%	62.5%
$3,837	$6	$3,831	$22	$3,809	Total PMI	$3,611	6.3%	6.1%	5.5%

2025					Quarters Ended September 30,	2024	% Change
$4,335	$132	$4,203	$—	$4,203	International	$3,883	11.6%	8.2%	8.2%
(33)	(5)	(28)	17	(44)	U.S.	(114)	71.5%	75.9%	61.3%
$4,303	$126	$4,177	$17	$4,160	Total PMI	$3,770	14.1%	10.8%	10.3%

2025					Quarters Ended December 31,	2024	% Change
$3,597	$104	$3,492	$—	$3,492	International	$3,326	8.1%	5.0%	5.0%
(35)	(5)	(29)	3	(32)	U.S.	63	-(100)%	-(100)%	-(100)%
$3,562	$99	$3,463	$3	$3,460	Total PMI	$3,389	5.1%	2.2%	2.1%

2025					Years Ended December 31,	2024	% Change
$15,222	$87	$15,135	$30	$15,105	International	$14,088	8.1%	7.4%	7.2%
322	(10)	332	55	277	U.S.	59	+100%	+100%	+100%
$15,544	$75	$15,469	$86	$15,383	Total PMI	$14,147	9.9%	9.3%	8.7%

Note: Sum of segments might not foot to total PMI due to roundings. "-" indicates amounts between -$0.5 million and +$0.5 million.

												Schedule 8
PHILIP MORRIS INTERNATIONAL INC. and Subsidiaries
Reconciliation of Non-GAAP Measures
Reconciliation of Operating Companies Income to Adjusted Operating Companies Income, excluding Currency and Acquisitions/Divestitures
($ in millions) / (Unaudited)

Operating Companies Income (Loss)	Special Items (1)	Adjusted Operating Companies Income	Currency	Adjusted Operating Companies Income excluding Currency	Acquisitions / Divestitures	Adjusted Operating Companies Income excl. Currency & Acquisitions / Divestitures		Operating Companies Income (Loss)	Special Items (1)	Adjusted Operating Companies Income	Total	Excluding Currency	Excluding Currency & Acquisitions / Divestitures

2025							Quarters Ended March 31,	2024			% Change
$3,605	$(45)	$3,650	$(158)	$3,809	$19	$3,790	International	$3,355	$(57)	$3,412	7.0%	11.6%	11.1%
237	(200)	437	2	435	(12)	447	U.S.	22	(220)	242	80.7%	79.8%	84.7%
$3,842	$(246)	$4,088	$(156)	$4,244	$7	$4,237	Total PMI	$3,377	$(277)	$3,654	11.9%	16.1%	16.0%

2025							Quarters Ended June 30,	2024			% Change
$3,685	$(333)	$4,019	$9	$4,010	$11	$3,999	International	$3,523	$(47)	$3,570	12.6%	12.3%	12.0%
152	(201)	353	(3)	355	—	355	U.S.	88	(165)	253	39.3%	40.3%	40.1%
$3,837	$(534)	$4,371	$6	$4,365	$12	$4,353	Total PMI	$3,611	$(212)	$3,823	14.3%	14.2%	13.9%

2025							Quarters Ended September 30,	2024			% Change
$4,335	$(207)	$4,542	$132	$4,410	$—	$4,410	International	$3,883	$(92)	$3,975	14.3%	10.9%	10.9%
(33)	(200)	168	(5)	173	8	165	U.S.	(114)	(407)	293	(42.7)%	(41.0)%	(43.7)%
$4,303	$(407)	$4,710	$126	$4,584	$8	$4,576	Total PMI	$3,770	$(499)	$4,269	10.3%	7.4%	7.2%

2025							Quarters Ended December 31,	2024			% Change
$3,597	$(148)	$3,745	$104	$3,640	$—	$3,640	International	$3,326	$(47)	$3,372	11.0%	7.9%	7.9%
(35)	(201)	167	(5)	172	3	169	U.S.	63	(213)	277	(39.8)%	(37.9)%	(38.9)%
$3,562	$(349)	$3,911	$99	$3,812	$3	$3,809	Total PMI	$3,389	$(260)	$3,649	7.2%	4.5%	4.4%

2025							Years Ended December 31,	2024			% Change
$15,222	$(734)	$15,956	$87	$15,869	$30	$15,839	International	$14,088	$(242)	$14,329	11.3%	10.7%	10.5%
322	(802)	1,124	(10)	1,135	(1)	1,136	U.S.	59	(1,006)	1,065	5.6%	6.6%	6.7%
$15,544	$(1,536)	$17,080	$75	$17,005	$30	$16,975	Total PMI	$14,147	$(1,248)	$15,395	10.9%	10.5%	10.3%
(1) For details on Special Items, refer to Schedule 11
Note: Sum of segments might not foot to total PMI due to roundings. "-" indicates amounts between -$0.5 million and +$0.5 million.

														Schedule 9
PHILIP MORRIS INTERNATIONAL INC. and Subsidiaries
Reconciliation of Non-GAAP Measures
Reconciliation of Adjusted Operating Companies Income Margin, excluding Currency and Acquisitions/Divestitures
($ in millions) / (Unaudited)

Adjusted Operating Companies Income (1)	Net Revenues (2)	Adjusted Operating Companies Income Margin	Adjusted Operating Companies Income excluding Currency (1)	Net Revenues excluding Currency (2)	Adjusted Operating Companies Income Margin excluding Currency	Adjusted Operating Companies Income excluding Currency & Acqui-sitions / Divestitures (1)	Net Revenues excluding Currency & Acqui-sitions / Divestitures (2)	Adjusted Operating Companies Income Margin excluding Currency & Acqui-sitions / Divestitures		Adjusted Operating Companies Income (1)	Net Revenues (2)	Adjusted Operating Companies Income Margin	Adjusted Operating Companies Income Margin	Adjusted Operating Companies Income Margin excluding Currency	Adjusted Operating Companies Income Margin excluding Currency & Acqui-sitions / Divestitures

2025									Quarters Ended March 31,	2024			% Points Change
$3,650	$8,402	43.4%	$3,809	$8,740	43.6%	$3,790	$8,740	43.4%	International	$3,412	$8,149	41.9%	1.5	1.7	1.5
437	899	48.6%	435	901	48.3%	447	950	47.1%	U.S.	242	644	37.6%	11.0	10.7	9.5
$4,088	$9,301	44.0%	$4,244	$9,641	44.0%	$4,237	$9,690	43.7%	Total PMI	$3,654	$8,793	41.6%	2.4	2.4	2.1

2025									Quarters Ended June 30,	2024			% Points Change
$4,019	$9,278	43.3%	$4,010	$9,207	43.6%	$3,999	$9,207	43.4%	International	$3,570	$8,764	40.7%	2.6	2.9	2.7
353	862	40.9%	355	861	41.2%	355	900	39.4%	U.S.	253	705	35.9%	5.0	5.3	3.5
$4,371	$10,140	43.1%	$4,365	$10,069	43.4%	$4,353	$10,108	43.1%	Total PMI	$3,823	$9,468	40.4%	2.7	3.0	2.7

2025									Quarters Ended September 30,	2024			% Points Change
$4,542	$10,156	44.7%	$4,410	$9,775	45.1%	$4,410	$9,775	45.1%	International	$3,975	$9,142	43.5%	1.2	1.6	1.6
168	689	24.4%	173	685	25.2%	165	724	22.8%	U.S.	293	769	38.1%	(13.7)	(12.9)	(15.3)
$4,710	$10,845	43.4%	$4,584	$10,460	43.8%	$4,576	$10,498	43.6%	Total PMI	$4,269	$9,911	43.1%	0.3	0.7	0.5

2025									Quarters Ended December 31,	2024			% Points Change
$3,745	$9,597	39.0%	$3,640	$9,256	39.3%	$3,640	$9,256	39.3%	International	$3,372	$8,878	38.0%	1.0	1.3	1.3
167	765	21.8%	172	761	22.6%	169	805	21.0%	U.S.	277	827	33.5%	(11.7)	(10.9)	(12.5)
$3,911	$10,362	37.7%	$3,812	$10,017	38.1%	$3,809	$10,061	37.9%	Total PMI	$3,649	$9,706	37.6%	0.1	0.5	0.3

2025									Years Ended December 31,	2024			% Points Change
$15,956	$37,432	42.6%	$15,869	$36,978	42.9%	$15,839	$36,978	42.8%	International	$14,329	$34,933	41.0%	1.6	1.9	1.8
1,124	3,216	35.0%	1,135	3,209	35.4%	1,136	3,379	33.6%	U.S.	1,065	2,944	36.2%	(1.2)	(0.8)	(2.6)
$17,080	$40,648	42.0%	$17,005	$40,187	42.3%	$16,975	$40,357	42.1%	Total PMI	$15,395	$37,878	40.6%	1.4	1.7	1.5

(1) For the calculation of Adjusted Operating Companies Income, Adjusted Operating Companies Income excluding currency and Adjusted Operating Companies Income excluding currency and acquisitions/divestitures, refer to Schedule 8
(2) For the calculation of Net Revenues excluding currency and Net Revenues excluding currency and acquisitions/divestitures, refer to Schedule 3

													Schedule 10
PHILIP MORRIS INTERNATIONAL INC. and Subsidiaries
Net Revenues, Gross Profit and Operating Companies Income: Price, Volume/Mix and Cost/Other Variances
($ in millions) / (Unaudited)

	2025 vs. 2024
	Quarters Ended March 31			Quarters Ended June 30			Quarters Ended September 30			Quarters Ended December 31			Years Ended December 31
	Price	Volume/Mix	Cost/Other	Price	Volume/Mix	Cost/Other	Price	Volume/Mix	Cost/Other	Price	Volume/Mix	Cost/Other	Price	Volume/Mix	Cost/Other
Net Revenues
International Smoke-Free	$(3)	$360	$—	$4	$309	$—	$51	$508	$—	$45	$311	$—	$96	$1,488	$1
International Combustibles	449	(208)	(6)	421	(286)	(4)	511	(476)	37	389	(364)	(4)	1,771	(1,334)	23
U.S.	81	226	—	(7)	203	—	(255)	211	—	(150)	128	—	(332)	767	—
Total PMI	$526	$377	$(6)	$420	$225	$(5)	$305	$245	$37	$285	$73	$(3)	$1,536	$920	$23

Gross Profit
International Smoke-Free	$(3)	$384	$37	$4	$299	$52	$51	$382	$39	$45	$222	$46	$96	$1,286	$175
International Combustibles	449	(137)	(104)	421	(170)	(59)	511	(306)	2	389	(249)	(24)	1,771	(862)	(184)
U.S.	81	203	(8)	(7)	173	(27)	(255)	182	(31)	(150)	102	(60)	(332)	660	(126)
Total PMI	$526	$450	$(75)	$420	$301	$(33)	$305	$258	$11	$285	$75	$(39)	$1,536	$1,084	$(136)

Operating Companies Income
International	$446	$247	$(304)	$425	$129	$(412)	$562	$76	$(318)	$434	$(27)	$(240)	$1,867	$424	$(1,274)
U.S.	81	203	(96)	(7)	173	(110)	(255)	182	144	(150)	102	(47)	(332)	660	(110)
Total PMI	$526	$450	$(399)	$420	$301	$(523)	$305	$258	$(173)	$285	$75	$(289)	$1,536	$1,084	$(1,384)

Note: Sum of segments might not foot to total PMI due to roundings. "-" indicates amounts between -$0.5 million and +$0.5 million.

					Schedule 11 (1/2)
PHILIP MORRIS INTERNATIONAL INC. and Subsidiaries
Reconciliation of Non-GAAP Measures
Reconciliation of Reported Operating Companies Income to Adjusted Operating Companies Income
($ in millions) / (Unaudited)

	Quarter Ended	Quarter Ended	Quarter Ended	Quarter Ended	Year Ended
	March 31,	June 30,	September 30,	December 31,	December 31,
	2025	2025	2025	2025	2025
PMI
Operating Companies Income	$3,842	$3,837	$4,303	$3,562	$15,544
Amortization of intangibles	(246)	(250)	(250)	(257)	(1,003)
Impairment of goodwill	—	(41)	—	—	(41)
Restructuring charges	—	(243)	—	2	(241)
RBH (Canada) Plan Implementation	—	—	19	—	19
Germany excise tax classification litigation charge	—	—	(176)	—	(176)
Loss on expected sale of consumer accessories and other businesses	—	—	—	(94)	(94)
Adjusted Operating Companies Income	$4,088	$4,371	$4,710	$3,911	$17,080

International
Operating Companies Income	$3,605	$3,685	$4,335	$3,597	$15,222
Amortization of intangibles	(45)	(49)	(50)	(55)	(200)
Impairment of goodwill	—	(41)	—	—	(41)
Restructuring charges	—	(243)	—	2	(241)
RBH (Canada) Plan Implementation	—	—	19	—	19
Germany excise tax classification litigation charge	—	—	(176)	—	(176)
Loss on expected sale of consumer accessories and other businesses	—	—	—	(94)	(94)
Adjusted Operating Companies Income	$3,650	$4,019	$4,542	$3,745	$15,956

U.S.
Operating Companies Income	$237	$152	$(33)	$(35)	$322
Amortization of intangibles	(200)	(201)	(200)	(201)	(802)
Adjusted Operating Companies Income	$437	$353	$168	$167	$1,124
Note: Sum of special items might not foot due to roundings. Special items between -$0.5 million and +$0.5 million are not displayed by segment.

					Schedule 11 (2/2)
PHILIP MORRIS INTERNATIONAL INC. and Subsidiaries
Reconciliation of Non-GAAP Measures
Reconciliation of Reported Operating Income to Adjusted Operating Income
($ in millions) / (Unaudited)

	Quarter Ended	Quarter Ended	Quarter Ended	Quarter Ended	Year Ended
	March 31,	June 30,	September 30,	December 31,	December 31,
	2024	2024	2024	2024	2024
PMI
Operating Companies Income	$3,377	$3,611	$3,770	$3,389	$14,147
Amortization of intangibles	(120)	(212)	(256)	(247)	(835)
Impairment of other intangibles	(27)	—	—	—	(27)
Restructuring charges	(130)	—	—	(12)	(142)
Egypt sales tax charge	—	—	(45)	—	(45)
Loss on sale of Vectura Group	—	—	(198)	(1)	(199)
Adjusted Operating Companies Income	$3,654	$3,823	$4,269	$3,649	$15,395

International
Operating Companies Income	$3,355	$3,523	$3,883	$3,326	$14,088
Amortization of intangibles	(48)	(47)	(46)	(47)	(188)
Restructuring charges	(9)	—	—	—	(9)
Egypt sales tax charge	—	—	(45)	—	(45)
Adjusted Operating Companies Income	$3,412	$3,570	$3,975	$3,372	$14,329

U.S.
Operating Companies Income	$22	$88	$(114)	$63	$59
Amortization of intangibles	(73)	(165)	(209)	(201)	(648)
Impairment of other intangibles	(26)	—	—	—	(26)
Restructuring charges	(121)	—	—	(12)	(133)
Loss on sale of Vectura Group	—	—	(198)	(1)	(199)
Adjusted Operating Companies Income	$242	$253	$293	$277	$1,065
Note: Sum of special items might not foot due to roundings. Special items between -$0.5 million and +$0.5 million are not displayed by segment.

														Schedule 12
PHILIP MORRIS INTERNATIONAL INC. and Subsidiaries
Reconciliation of Non-GAAP Measures
Reconciliation of Operating Companies Income to Operating Income
($ in millions) / (Unaudited)

	Quarters Ended March 31			Quarters Ended June 30			Quarters Ended September 30			Quarters Ended December 31			Years Ended December 31
	2025	2024	Change Fav./(Unfav.)	2025	2024	Change Fav./(Unfav.)	2025	2024	Change Fav./(Unfav.)	2025	2024	Change Fav./(Unfav.)	2025	2024	Change Fav./(Unfav.)
Net Revenues	$9,301	$8,793	5.8%	$10,140	$9,468	7.1%	$10,845	$9,911	9.4%	$10,362	$9,706	6.8%	$40,648	$37,878	7.3%
Less: Cost of sales	3,031	3,189	5.0%	3,274	3,341	2.0%	3,484	3,362	(3.6)%	3,555	3,418	(4.0)%	13,344	13,310	(0.3)%
Gross profit	6,270	5,604	11.9%	6,866	6,127	12.1%	7,361	6,549	12.4%	6,807	6,288	8.3%	27,304	24,568	11.1%
Less: Marketing, administration and research costs(1)	2,428	2,227	(9.0)%	2,988	2,516	(18.8)%	3,058	2,779	(10.0)%	3,245	2,899	(11.9)%	11,719	10,421	(12.5)%
Impairment of goodwill	—	—	—%	41	—	—%	—	—	—%	—	—	—%	41	—	—%
Operating Companies Income	3,842	3,377	13.8%	3,837	3,611	6.3%	4,303	3,770	14.1%	3,562	3,389	5.1%	15,544	14,147	9.9%
Less: Corporate Expenses and Other	298	332	10.2%	125	167	25.1%	40	116	65.5%	189	130	(45.4)%	652	745	12.5%
Operating Income	$3,544	$3,045	16.4%	$3,712	$3,444	7.8%	$4,263	$3,654	16.7%	$3,373	$3,259	3.5%	$14,892	$13,402	11.1%

(1) excluding Corporate Expenses and Other